SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):

November 4, 2004

IMPCO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of

incorporation or organization)

001-15143	91-1039211
(Commission File Number)	(I.R.S. Employer Identification No.)

16804 Gridley Place

Cerritos, California 90703

(Address of Principal Executive Offices) (ZIP Code)

(562) 860-6666

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02 Results of Operations and Financial Condition

On November 4, 2004, IMPCO Technologies, Inc. (“Impco” or the “Registrant”) announced its third quarter 2004 and nine-month financial results for September 30, 2004.

Impco announced its results in the press release attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
99.1	Press Release, dated November 4, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IMPCO TECHNOLOGIES, INC.

/s/ NICKOLAI A. GERDE
Nickolai A. Gerde Chief Financial Officer and Treasurer

DATE: November 4, 2004

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release, dated November 4, 2004.